SECOND QUARTER 2014 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”,
“estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

MINNESOTA
WISCONSIN
MICHIGAN
IOWA
ILLINOIS
INDIANA
OHIO
MISSOURI

OUR FOOTPRINT AND FRANCHISE
• Top 50, publicly traded,
U.S. bank holding
company
• $25 billion in assets;
largest bank
headquartered in
Wisconsin
• 227 branches serving
approximately one
million customers
ASBC
Deposits²
($ in billions)
ASBC
Branches²
WI $12.2 161
IL $3.8 43
MN $1.5 23
Total $17.5 227
1 FDIC market share data 6/30/13
2 As of 3/31/14 (Period End)

>$1bn deposits¹
>$500mm deposits¹
About Associated
1861
1999
1987
2011
2011
2006
2012

In %
> 16
14 -15
13 -14
12 -13
11 -12
10 -11
9 - 10
8 - 9
7 - 8
> 7
1 INDIANA 16.7%
2 WISCONSIN 16.3%
3 IOWA 14.5%
4 ARKANSAS 13.3%
5 MICHIGAN 13.2%

Indiana
Missouri
Minnesota
Iowa
Michigan
Illinois
Wisconsin
Ohio

ATTRACTIVE MIDWEST MARKETS
3
•
Service a Large Market
Place:
(Footprint is ~ 20% of
USA)¹
•
Manufacturing
Concentrated:
(Indiana, Wisconsin, and Iowa)
for concentration of
manufacturing jobs and two
other states in the top 10
•
Favorable Employment
Dynamics:
Minnesota, and Wisconsin all
have unemployment rates that
are under 6%³
•
Positive Economic Trends:
Adding jobs in footprint
1 US Census Bureau 2012 ; 2 Area Development Online – Author: Mark Crawford (Winter 2013); March 2014 US Bureau of Labor
Statistics; 4 March 2014 US Bureau of Labor Statistics - Local Area Unemployment Statistics
Manufacturing Share of Non-Farm Employment
²
4 of Top 5
29.8
26.8
25.1
23.9
21.0
6.5
6.1
-10.8
March 2013 to March 2014 Net Change in
Employment (in ‘000’s)
4
Top 3 states
Indiana, Iowa,

ASSOCIATED AT ITS CORE

Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

1Q 2014 HIGHLIGHTS AND OUTLOOK

• Record Commercial Loan
Growth of $420 mm
– Total average loans of $16.2
bn, up 3% from 4Q13
• Disciplined Expense
Management
– Noninterest expenses down
$12 mm from 4Q13
– FTEs down 7% from 1Q13
• Consistent Capital Deployment
– Repurchased $39 mm of
common stock
1Q 2014 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth opportunities
• Defending NIM compression in
low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on deploying
capital to drive long-term
shareholder value
– Repurchased 1.6 million
shares of common stock
in April 2014

RESHAPING & REBUILDING THE LOAN
PORTFOLIO

1 Based on Average Annual Balances, $ in Billions
Installment
HELOCs &
2    Liens
Residential
Mortgage &
HE 1   Liens
Construction
CRE
Investor
Commercial
& Business
Lending
$16.4
$13.9
$12.7
$14.3
$15.5
5%
7%
5%
12%
12%
13%
14%
14%
20%
35%
10%
19%
20%
31%
4%
18%
28%
33%
$15.7
$16.2
4%
10%
4%
18%
31%
33%
3%
8%
4%
19%
30%
36%
3%
7%
5%
18%
29%
38%
2%
7%
6%
19%
29%
37%
Q1 2009 Q1 2010 Q1 2011 Q1 2012 Q1 2013 Q4 2013 Q1 2014
nd
st
¹

LOAN PORTFOLIO GROWTH
AVERAGE LOAN GROWTH OF $416 MILLION OR 3% FROM FOURTH QUARTER 2013

1Q 2014 From Prior Quarter  Average Net Loan Change
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Total
Commercial &
Business
Lending =
+4%
(+$249)
+5%
% Change
+7%
(3%)
(21%)
+3%
+21%
+2%
($73)
($40)
$38
$70
$94
$157
$171

COMMERCIAL LINE UTILIZATION TRENDS

Line utilization increased in all Commercial lines of business Increase from 4Q 13
CRE + 110 bps
Specialized + 170 bps
Commercial + 200 bps
46.7%
48.5%
48.3%
46.6%
44.8%
46.8%
51.3%
56.5%
60.4%
61.1%
63.1%
64.2%
55.0%
52.9%
56.2%
52.1%
50.4%
52.1%
40.0%
50.0%
60.0%
70.0%
4Q 2012 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Commercial Banking Commercial Real Estate Specialized Industries

GROWING NET INTEREST INCOME WHILE
MARGIN COMPRESSES

Yield on Interest-earning Assets
Cost of Interest-bearing Liabilities
Net Interest Income & Net Interest Margin
($ in millions)
$158
$160
$161
$167
Net Interest Margin
$165
<$1
<$1
0.45%
0.41%
0.38%
0.35%
0.31%
0.18%
0.17%
0.15%
0.13%
0.12%
0.27%
0.24%
0.23%
0.22%
0.19%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Interest Bearing Other Costs Interest Bearning Deposit Costs
3.52%
3.47%
3.42%
3.50%
3.36%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
$157
$159
$159
$163
$164
$1
$1
$4
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Net Interest Income Net of Interest Recoveries Interest Recoveries
3.17%
3.16%
3.13%
3.23%
3.12%

COMMERCIAL & BUSINESS LENDING

($6.4 billion – Mar 2014 – Period End)
• More than 280 colleagues serving businesses,
municipal governments, and entrepreneurs:
– Includes General Commercial and Specialized
Lending efforts
– Offers unsecured and customized commercial
finance lending solutions secured by accounts
receivable, inventory, machinery, and
equipment
– Capital Markets revenue of $13 million in 2013
• Approximately 50 Commercial Deposit and
Treasury Management colleagues
– Streamlined cash management solutions via
our Associated Connect platform for
businesses, municipalities, and correspondent
banks
• Associated Financial Group : More than 240
colleagues supporting our insurance brokerage
– Leading benefits consultant in our markets
– Providing Risk Management, HR, and Benefits
solutions for over 40 years
– Insurance revenue of $44 million in 2013
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
($6.4 billion – Mar 2014 – Period End)
C&BL Loans by Industry
C&BL Loans by State

Current CRE offices

Other
4%
Hotel / Motel
4%
Industrial
7%
Multi-Family
24%
Retail
17%
Office /
Mixed Use
20%
Construction
24%

Other
7%
In
Footprint2
18%
Wisconsin
38%
Minnesota
12%
Illinois
24%

COMMERCIAL REAL ESTATE LENDING

CRE Loans by Industry
($4.0 billion – Mar 2014 – Period End)
• More than 90 CRE colleagues:
– Offices in Chicago, Cincinnati, Detroit, Green
Bay, Indianapolis, Madison, Milwaukee,
Minneapolis, and St. Louis
• Recognized as:
– #1 in US Syndicated CRE facilities under
$50MM transaction size
– #13 in US Syndicated CRE facilities Overall
1 Thomson Reuters LPC-January, 2014
2 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
CRE Loans by State
($4.0 billion – Mar 2014 – Period End)
1
1

Bond investing in a
low-yield world
Paying dividends:
The benefits of an equity income
approach to investing

PRIVATE CLIENT & INSTITUTIONAL SERVICES

• More than 170 colleagues:
– Private banking, personal trust, and
portfolio management services for
individuals ($500k to $10 million in
investible assets)
– Corporate trust, asset management
and retirement plan services
– $20.0 billion of AUM and AUA at
March 31, 2014
Assets Under Management ($ in billions)
Assets Under Administration ($ in billions)
$6.0
$6.9
$7.5
(Thought Papers)
$7.9
$8.0
$12.5
Mar 2012 Mar 2013 Mar 2014
$2.3 $2.7
$2.6
$3.7
$4.2
$4.9
Mar 2012 Mar 2013 Mar 2014
Fixed and Cash Equity
CAGR = 11%
CAGR = 23%

Associated Bank
Associated Bank
A GOOD FIT.
Member FDIC
Show your true colors.
GO PACK GO!
Associated Bank

RETAIL BANKING

• Over 2,000 colleagues servicing individuals and
small business owners through five business units:
– Consumer Banking, Business Banking,
Residential Lending, Retail Payments, and
Retail Brokerage
• #1 mortgage originator in Wisconsin
• A leading SBA lender in our markets
• Official bank of the Green Bay Packers
Beloit, Wisconsin (2013)
Residential Mortgage Loans by State
($3.9 billion – Mar 2014 – Period End)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
2 Approximately 40% is in first-lien position
Home Equity Loans  by State
($1.8 billion – Mar 2014 – Period End)
2
Wisconsin
50%
Illinois
32%
Minnesota
12%
In-
Footprint 1
3%
Other
3%
Wisconsin
62%
Illinois
17%
Minnesota
12%
Other
9%

UPDATING OUR MODEL

1
Named Top 10 Mobile Banking App in August 2013 (The Financial Brand)
Strategic Channel Evolution
Deploying Lower Cost Branch Concepts
Enhancing Virtual Banking
• Deposit
Automation
ATM
• Transaction
Express
• Financial
Outlets
• Online &
Mobile
Banking
• Remote
Deposit
• Person-to-
Person
Delivering Via Digital Channels
Selling Person
to Person
• Inbound Sales
• Outbound
Sales
• Service to
Sales
Mobile Banking &
Remote Deposit
Deposit
Automation
ATM
Financial
Outlet
• Digital
Shopping
• Digital Sales
• Digital Service
1

RATIONALIZING THE FOOTPRINT 15 Consolidated or sold 28% of branches since 2007 1 Branch counts are as of period end. 1 315 291 270 237 227 2Q 2007 2Q 2009 2Q 2011 4Q 2013 1Q 2014

CHANGING CUSTOMER PREFERENCES
(PERCENTAGE OF TOTAL BANK DEPOSIT CUSTOMER BASE)

40%
43%
47%
49%
50%
0%
5%
8%
14%
15%
0%
10%
20%
30%
40%
50%
60%
2010 2011 2012 2013 Q1 2014
Active On-line Mobile Banking

BRANCH EVOLUTION

•
West Bend, Wisconsin
•
Green Bay, Wisconsin
Branches coming in 2014: Lower construction costs, higher visibility profile
•
Madison, Wisconsin (UW Campus)
Express Branch: Demonstration Kiosk – “Hands On” & Automated Teller Machine

PURSUING EFFICIENCY GAINS

Areas of Focus
Back Office Initiatives:
•
Implementing
technology solutions
in labor intensive
processes
Real Estate Initiatives:
•
Actions to optimize
our real estate
holdings and capacity
Distribution Model
Initiatives:
•
Optimize the ways
that we interact with
our customers
Examples
Examples Examples
•
Consolidation of
corporate offices in
Green Bay and Chicago
•
Consolidation of
certain operations in
Green Bay and Stevens
Point
•
Branch design
improvements
•
Channel development
and optimization
•
New commercial loan
system with end to
end processing
•
Outsourcing testing
and development
•
Right-sizing
mortgage processing

NONINTEREST INCOME TRENDS
($ IN MILLIONS)

Mortgage Banking Income
Core Fee-based
¹
Revenue
Other Non-Core²
Fee Income
Total Noninterest Income
1
– =   Trust service fees plus Service charges on deposit accounts plus Card-based and other nondeposit fees plus Insurance commissions plus Brokerage and annuity commissions.  This is a non-GAAP measure.  Please refer to the April
17,2014 press release tables for a definition of this non-GAAP measure.
2
– = Total Noninterest Income minus Core Fee-based Revenue minus Mortgage Banking Income.  This is a non-GAAP financial measure.
$18
$19
$4
$8
$6
1Q 20132Q 20133Q 20134Q 20131Q 2014
$55
$55
$58
$57
$57
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
$9 $10
$10
$10
$10
1Q 20132Q 20133Q 20134Q 20131Q 2014
$82
$84
$71
$76
$74
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
Core Fee-based Revenue
Other Non-core Fee Income

NONINTEREST EXPENSE TRENDS
($ IN MILLIONS)

Total Noninterest Expense
Personnel Spend / FTE
²
Trend
Efficiency Ratio
¹
68% 67% 70% 73% 69%
Technology Spend
³
Trend
Other Non-Personnel Spend
4
Trend
1
– =  Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net.  This is a non-GAAP financial measure and the reconciliation to a GAAP measure can be found in the appendix.
2
– FTE = Average Full Time Equivalent Employees
3
– Technology Spend = Data Processing and Equipment expenses
4
– Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
$168
$169
$165
$179
$168
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
$98
$100
$98
$101
$98
4,841 4,790
4,699
4,584
4,517
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
Personnel Spend FTE
$18
$19
$19
$19
$19
$12
$22
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
$52
$50
$49
$58
$51
$20
1Q
2013
2Q
2013
3Q
2013
4Q
2013
1Q
2014
-
Efficiency ratio

CAPITAL MANAGEMENT PRIORITIES

Funding
Organic Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and
Redemptions
2012 2013
•
Fund Loan Growth and other Capital Investments
• Repurchased $60
mm of Common
Stock
• Redeemed $205
mm in Trust
Preferred
• Repurchased
$120 mm of
Common Stock
• Retired $26 mm
in Sub-Debt
• Increased
quarterly dividend
in Q4 2012
• Paid $0.23/
common share
• Increased
quarterly dividend
in Q4 2013
• Paid $0.33/
common share
•
Focused on Cost Take-out Driven Depository M&A
•
Maintaining Discipline in Pricing of any Transaction
2014
• Repurchased $39 mm
of Common Stock in
Q1 2014 and $30 mm
in Q2 2014
• Retired $155 mm in
Senior Notes in Q1
2014
• Declared quarterly
common dividend
of $0.09/ share in
Q1 2014

CAPITAL DEPLOYMENT OPPORTUNITIES

Basel I ASBC
1Q = 11.2% 1Q   10.5%
8% - 9.5%
Basel III ASBC
³
Basel III
2 Systematically Important Financial Institutions
1 Regional and Community Banks
= 7%
¹
+1 - 2.5%
2
Organic Asset
Growth
Non Organic
Cash Acquisition
Repurchase /
Special Dividend
Capacity
3 In July 2013, the Federal Reserve and the OCC published final rules (the “Basel III Capital Rules”) establishing a new comprehensive capital framework for U.S. banking organizations. 10.5% is 1Q estimate of Basel III capital ratio.
Potential
Excess Capital
1.0 – 2.5%
Capital
Deployment
Options
~
~

WHY ASSOCIATED

• Strong Capital Profile & Opportunities for
Capital Deployment
• Committed to Efficiency Ratio Improvement
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Improving Credit Quality
• Improving Earnings Profile
Reasons to Invest
Net Income Available to Common & ROT1CE
¹
Management Team Focused on Creating
Long-Term Shareholder Value
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
$115
$174
$184
6.7%
9.5%
9.8%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
$0
$30
$60
$90
$120
$150
$180
$210
$240
2011 2012 2013

APPENDIX 24

IMPROVEMENT IN CREDIT QUALITY INDICATORS
($ IN MILLIONS)

$344
$310
$277
$235
$220
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Potential Problem Loans
$225
$217
$208
$185
$178
1.45%
1.38% 1.33%
1.17%
1.08%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
$-
$4
$8
$12
$16
$20
$24
$28
$36
$40
$48
$52
$56
$60
$64
$68
$72
$76
$80
$84
$88
$96
$100
$108
$112
$116
$120
$124
$132
$136
$140
$144
$148
$152
$156
$160
$164
$168
$176
$180
$188
$192
$196
$200
$204
$212
$216
$220
$224
$228
$232
$236
$240
$244
$248
$252
$256
$264
$268
$272
$276
$280
$284
$288
$292
$300
$304
$308
$312
$316
$320
$324
$328
$332
$336
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Nonaccruals Nonaccruals / Loans
$14
$14
$5
$5 $5
0.38%
0.35%
0.14%
0.14%
0.14%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40% $20
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Net Charge Offs NCOs / Avg Loans
127% 127%
131%
145%
151%
1.84%
1.76%
1.74%
1.69% 1.63%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
0%
80%
160%
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
ALLL/ Nonaccruals ALLL/ Total Loans

Fair Value Composition – March 31, 2014 Investment Portfolio – March 31, 2014
Credit Rating
($ in thousands)
Fair Value
(000’s)
% of Total
Govt & Agency
$4,583,810 83.8%
AAA 97,113 1.8%
AA 640,647 11.7%
A 140,683 2.6%
BAA1, BAA2 & BAA3 - 0.0%
BA1 & Lower
1,943 0.0%
Non-rated 6,857 0.2%
TOTAL Market Value $5,471,054 100.0%
Type Amortized
Cost
(000’s)
Fair Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt & Agencies
$1,001 $1,002 0.30 0.38
MBS
2,922,287 2,925,249 2.64 3.62
CMOs
848,403 846,690 2.54 3.00
GNMA CMBS
839,488 813,567 2.02 4.76
Municipals
834,192 858,490 5.26 4.81
ABS
21,318 21,282 0.55 0.28
Corporates
4,702 4,721 1.22 1.92
Other
18 53 - -
TOTAL HTM &
AFS
$5,471,409 $5,471,054 2.90 3.85
INVESTMENT SECURITIES PORTFOLIO

Portfolio Ratings Composition – March 31, 2014
Type Fair Value
(000’s)
% of Total
0% RWA $881,534 16.1%
20% RWA 4,562,745 83.4%
50% RWA 21,930 0.4%
=>100% RWA 7,149 0.1%
Not subject to RW (2,304) -0.0%
TOTAL Market Value $5,471,054 100%
Risk Weighting Profile – March 31, 2014
MBS Fixed
17%
MBS Hybrid
37%
CMOs
15%
GNMA CMBS
15%
Municipals
16%

SEGMENT PROFITABILITY
YTD MARCH 2014

* Average Earning Assets
ASBC
Earning Assets* = $21.9 bn
Total Revenue = $238.5 mm
Net Income = $45.2 mm
ROT1CE: 9.4%
Consumer Banking Segment
Earning Assets* = $7.2 bn
Total Revenue = $115.4 mm
Net Income = $7.2 mm
ROT1CE:  5.9%
Risk Management & Shared
Services Segment
Earning Assets* = $5.8 bn
Total Revenue = $25.3 mm
Net Income = $13.7 mm
ROT1CE:  8.1%
Commercial Banking
Segment
Earning Assets* = $8.9 bn
Total Revenue = $97.8 mm
Net Income = $24.4 mm
ROT1CE:  12.5%

NONINTEREST INCOME AND EXPENSE
COMPOSITION
FIRST QUARTER 2014

Noninterest Income by Category Noninterest Expense by Category
($74 million) ($168 million)
Mortgage
Banking
9%
Svc Chg on
Deposits
22%
Card & Other
Non Deposit
17%
Trust Service
Fees
16%
Insurance
17%
Capital Market
3%
Brokerage &
Annuity
5%
BOLI
6%
Other
5%
Personnel
58%
All other
16%
Occupancy
9%
Technology
8%
Equipment
4%
Legal &
Professional
2%
FDIC
3%

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Definition of Tier 1 Common Equity :
Tier 1 Common Equity (T1CE), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 Common Equity is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 70.03% 69.01% 71.45% 73.70% 70.41%
Taxable equivalent adjustment (1.46) (1.38) (1.50) (1.49) (1.35)
Asset gains (losses), net 0.24 (0.01) 0.59 0.80          0.22
Other intangible amortization (0.42) (0.41) (0.44) (0.42) (0.42)
Efficiency ratio, fully taxable equivalent (1) 68.39% 67.21% 70.10% 72.59% 68.86%

OUR VISION

will be the most
admired Midwestern financial
services company, distinguished by
sound, value-added financial
solutions with personal service for
our customers, built upon a strong
commitment to our colleagues and
the communities we serve, resulting
in exceptional value for our
shareholders.
ASSOCIATED